Business combination	12 Months Ended
Mar. 31, 2022
Business Combinations [Abstract]
Business combination

4.Business combination:

The Corporation had no business acquisitions for the year ended March 31, 2022. The Corporation acquired the following business for the year ended March 31, 2021:

(a)	Acquisition of a controlling interest in Sprout Foods:

On February 10, 2021, Neptune acquired a 50.1% equity interest in Sprout Foods, Inc. (“Sprout” or “Sprout Foods”). Through Sprout Foods, Neptune entered a new market: the organic baby food market. Sprout is committed to offering products that contain whole foods, no preservatives, no concentrates, no added sugar, are USDA certified organic and are non-GMO. Sprout’s products target four markets: Stage 2 (children 6 months and up), Stage 3 (children 8 months and up), Toddler (children aged 12 months and up) and Snacks (children 8 months and up).

Upon the acquisition of 50.1% of the outstanding equity of Sprout in February 2021, the Corporation assessed its control of Sprout through its exposure and rights to variable returns from its involvement with Sprout and its ability to affect those returns through its power over Sprout. The former controlling shareholder retained a participation of 39.7% and is a minority representative through the execution of their voting power on Sprout’s Board of Directors, as long as it holds more than half of its current investment. Based on the contractual terms of the acquisition agreement, the Corporation assessed that the voting rights in Sprout, in combination with its majority representation on the Board of Directors, are the dominant factors in deciding who controls Sprout. Therefore, Sprout is consolidated in the Corporation’s consolidated financial statements.

The transaction consideration includes a cash payment of $6,000,000 and the issuance of 192,617 Neptune common shares (or 6,741,573 pre-consolidation shares) having a value of $17,595,505. Additionally, Neptune is guaranteeing a $10,000,000 note issued by Sprout in favor of Morgan Stanley Expansion Capital (“MSEC”).

Furthermore, Sprout’s other equity interest owners granted Neptune a call option (the “Call Option”) to purchase the remaining 49.9% outstanding equity interests of Sprout, at any time beginning on January 1, 2023 and ending on December 31, 2023. The total consideration payable for the additional shares (“Call Shares”) upon the exercise of the Call Option and the closing of Neptune’s acquisition of the Call Shares would be equal to the total equity value of the Call Shares, which would be based upon the applicable percentage acquired by Neptune of the total enterprise value for Sprout.

As at the close of the transaction, the value of the asset related to the Call Option was determined to be $5,523,255, representing the difference between the market price and the contract value of the Call Option, discounted at a rate of 8.9% and assuming the transaction would take place on January 1, 2023. To establish the market price, the multiples selected were 2.3x for revenues and 12.0x for EBITDA, based on analysis of average and median industry multiples, and were adjusted to consider a 20% discount; the multiples to be used as per the contract are 3.0x for revenues and 15.0x for EBITDA, weighted at 50%. As at March 31, 2022, the fair value of the asset was remeasured to nil (2021 – $5,615,167), generating a loss on re-measurement of $5,598,198 (2021 – gain of $83,428) accounted under revaluation of derivatives for the year ended on that date.

The cash consideration of this transaction was funded with the proceeds of the previous issuances of shares.

The allocation of the purchase price was based on management’s estimate of the fair values of the acquired identifiable assets and assumed liabilities using valuation techniques including income, cost and market approaches (Level 3). The Corporation utilized both the cost and market approaches to value fixed assets, which consider external transactions and other comparable transactions, estimated replacement and reproduction costs, and estimated useful lives and consideration for physical, functional and economic obsolescence. We utilized the income approach to value intangible assets, which considers the present value of the net cash flows expected to be generated by the intangible assets, and excluding cash flows related to contributory assets.

The following table summarizes the final purchase price allocation of the Sprout Foods assets acquired and liabilities assumed at the acquisition date

Fair value recognized
on acquisition
Assets acquired
Cash and cash equivalents	$2,862,758
Trade receivables	2,062,773
Inventories	7,705,273
Prepaid expenses and other current assets	178,229
Property and equipment	140,619
Right-of-use asset	892,472
Tradenames	22,364,000
Other assets	5,550,279
41,756,403
Liabilities assumed
Trade and other payables	$5,163,813
Lease liability	892,472
Promissory note	11,446,356
17,502,641
Total identifiable net assets at fair value	24,253,762
Non-controlling interest measured at fair value (49.9%)	(23,497,694)
Goodwill arising on acquisition	22,839,437
Purchase price	$23,595,505
Consist of:
Cash	$6,000,000
Common shares issued, at fair value	17,595,505
Total consideration	$23,595,505

Note:	As part of the acquisition of Sprout, net deferred tax assets of $15,251,439 were acquired for which a full valuation allowance was recognized.

The pending inquiries and potential findings described under note 22(b)(ii) could result in material litigation and may have a material adverse effect on Sprout’s business, financial condition, or results of operations.

From the date of acquisition to March 31, 2021, Sprout Foods has contributed $2,403,074 to the total revenues from sales and services and a net loss of $2,192,805 to the consolidated loss from operating activities.

The following unaudited pro forma information for the years ended March 31, 2021, represents the results of operations of the Corporation as if the acquisition of Sprout Foods had occurred on April 1, 2020. This pro forma information does not purport to be indicative of the results that would have occurred for the periods presented or that may be expected in the future.

March 31,
(unaudited)	2021
Total revenues	53,823,888
Net loss	(150,267,710)

Acquisition-related costs for the year ended March 31, 2021 of $314,122 have been excluded from the consideration transferred and have been recognized as an expense within selling, general and administrative expenses in the consolidated statement of loss.

The gross amount of the trade accounts receivable amount to $3,826,350 of which $1,763,577 was expected to be uncollectible at the acquisition date.

The goodwill recognized in connection with this acquisition is primarily attributable to synergies with existing business, and other intangibles that do not qualify for separate recognition including assembled workforce. Goodwill and intangible assets are not deductible for income tax purposes.